UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 650 Wayne, Pennsylvania 19087
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

BM Technologies, Inc. (the “Company”) previously announced on February 7, 2024 the mutual agreement with James Dullinger, the Company’s current Chief Financial Officer, to not renew Mr. Dullinger’s existing Employment Agreement dated January 26, 2023 (as amended, the “Dullinger Agreement”), upon its expiration on March 31, 2024, and the appointment of Ajay Asija as Chief Financial Officer, effective as of April 1, 2024 (the “Asija Agreement”). On March 26, 2024, the Company’s Board of Directors approved the extension of Mr. Dullinger’s service as Chief Financial Officer through April 5, 2024 and further approved the effective date on which Mr. Asija would assume the role of Chief Financial Officer as April 6, 2024.

On March 26, 2024, the Company and Mr. Dullinger entered into a second amendment (the “Dullinger Amendment”) to the Dullinger Agreement, providing for the extension of Mr. Dullinger’s employment as Chief Financial Officer of the Company through April 5, 2024, payment of an extension bonus, accrual of paid time off, and deletion of non-compete restrictions. Concurrently, the Company and Mr. Asija entered into a first amendment (the “Asija Amendment”) to the Asija Agreement to modify the effective date on which Mr. Asija will assume the role as the Company’s Chief Financial Officer, from April 1, 2024 to April 6, 2024.

The foregoing descriptions of the Dullinger Amendment and the Asija Amendment are not complete and are qualified in their entirety by reference to the full text of each agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement, dated as of March 26, 2024, by and between BM Technologies, Inc. and James Dullinger

10.2	First Amendment to Employment Agreement, dated as of March 26, 2024, by and between BM Technologies, Inc. and Ajay Asija

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BM TECHNOLOGIES, INC.

Dated: April 1, 2024	By:	/s/ Luvleen Sidhu
	Name:	Luvleen Sidhu
	Title:	Chief Executive Officer

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